UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

July 6, 2007

(Amendment date: August 13, 2007)
____________________________

EQUICAP, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	10510 Hillsboro Road Santa Ana, CA 92705	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

909-697-2111
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Previously filed

(b)	Pro forma financial information.
Filed herewith - See Pages F-1 - F-4

(c)	Exhibits.
None.

Equicap, Inc.
Unaudited Pro Forma Condensed Balance Sheet
March 31, 2007

	Historical		Pro Forma
	Equicap, Inc.	Zhejiang Shengte Transmission Co., Ltd	Adjustments	Notes	Combined
ASSETS

CURRENT ASSETS
Cash & cash equivalents	$12,871,855	$423,751	$(3,626,000)	(a)	$9,669,606
Accounts receivable, net of allowance	236,534	253,361	-		489,895
Advance payments	-	1,563,306	-		1,563,306
Inventory	61,327	285,333	-		346,660
Other receivables	-	23,310	-		23,310
Prepaid expenses	-	15,361	-		15,361

Total Current Assets	13,169,716	2,564,422	(3,626,000)		12,108,138

PROPERTY AND EQUIPMENT, NET	-	359,455	-		359,455

OTHER ASSET
Goodwill	-	-	2,948,161	(b)	2,948,161
Deferred compensation	308,381	-	-		308,381

Total Assets	$13,478,097	$2,923,877	$(677,839)		$15,724,135

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$639,836	$343,131	$-		$982,967
Taxes payable	39,866	-	-		39,866
Other payables	17,910	1,902,907	-		1,920,817

Total Current Liabilities	697,612	2,246,038	-		2,943,650

MINORITY INTEREST	2,600,000	-	12,984	(c)	2,612,984

STOCKHOLDERS' EQUITY
Capital contribution	-	622,000	(622,000)	(d)	-
Common stock	28,169	-	-		28,169
Stock subscriptions receivable-IBC	(5,330)	-	-		(5,330)
Stock subscriptions receivable-Usunco	(33,120)	-			(33,120)
Additional paid-in capital	11,117,636	-			11,117,636
Retained earnings	(944,567)	30,138	(37,673)	(d)	(952,102)
Accumulated Other comprehensive income	17,697	25,701	(31,150)	(d)	12,248

Total Stockholders' Equity	10,180,485	677,839	(690,823)		10,167,501

Total Liabilities and Stockholders' Equity	$13,478,097	$2,923,877	$(677,839)		$15,724,135

Equicap, Inc.
Unaudited Pro Forma Condensed Statements of Operations
For the Year Ended June 30, 2006

	Historical		Pro Forma
	Equicap, Inc.	Zhejiang Shengte Transmission Co., Ltd	Adjustments	Notes	Combined

SALES	$961,632	$47,696	$-		$1,009,328

COST OF SALES	758,767	39,871	-		798,638

GROSS PROFIT	202,865	7,825	-		210,690

EXPENSES
Selling, general and administrative	70,393	23,477	-		93,870
Total Expenses	70,393	23,477			93,870

INCOME (LOSS) FROM OPERATIONS	132,472	(15,652)	-		116,820

OTHER INCOME (EXPENSE)
Interest income	-	503	-		503
Other income	-	400	-		400
Other expenses	(30,449)	(48)	-		(30,497)
Total Other Income (Expenses)	(30,449)	855	-		(29,594)

INCOME BEFORE PROVISION FOR INCOME TAX	102,023	(14,797)	-		87,226

PROVISION FOR INCOME TAXES	41,466	-	-		41,466

NET INCOME (LOSS) BEFORE MINORITY INTEREST	$60,557	$(14,797)	-		$45,760

MINORITY INTEREST	-	-	(3,699)	(c)	(3,699)

NET INCOME (LOSS)	$60,557	$(14,797)	$(3,699)		$49,459

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	$0.00				$0.00

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	18,323,944				18,323,944

Equicap, Inc.
Unaudited Pro Forma Condensed Statements of Operations
For the Nine Months Ended March 31, 2007

	Historical		Pro Forma
	Equicap, Inc.	Zhejiang Shengte Transmission Co., Ltd	Adjustments	Notes	Combined

SALES	$1,206,077	$1,223,104	$-		$2,429,181

COST OF SALES	1,100,715	1,102,582	-		2,203,297

GROSS PROFIT	105,362	120,522	-		225,884

EXPENSES
Selling, general and administrative	1,108,588	73,856	-		1,182,444
Total Expenses	1,108,588	73,856	-		1,182,444

INCOME (LOSS) FROM OPERATIONS	(1,003,226)	46,666	-		(956,560)

OTHER INCOME (EXPENSE)
Interest income	-	516	-		516
Other income	-	-	-		-
Other expense	(1,073)	(1,299)	-		(2,372)
Total Other Income (Expense)	(1,073)	(783)	-		(1,856)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX	(1,004,299)	45,883	-		(958,416)

PROVISION FOR INCOME TAXES	825	947	-		1,772

NET INCOME (LOSS) BEFORE MINORITY INTEREST	($1,005,124)	$44,936	-		(960,188)

MINORITY INTEREST	-	-	11,234	(c)	11,234

NET INCOME (LOSS)	($1,005,124)	$44,936	$11,234		($971,422)

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	($0.05)				($0.05)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	19,568,101				19,568,101

Equicap, Inc.

Notes to Pro Forma Adjustments

The Company acquired Shengte as a relatively recently started, turn-key operation, for which it paid a premium price in an arms length negotiation. Management believes that the benefits to the Company of acquiring an operating business are several. In the rapidly expanding economic climate of the PRC, time to market is an important factor, which if reduced gives significant advantage. Moreover, because construction materials, manufacturing equipment and personnel are in high demand and can be difficult to locate and obtain or hire, acquiring a complete manufacturing facility provides benefits over the Company establishing its own facility. The Shengte plant and equipment are relatively new and form a complete facility which is an advantage when much manufacturing production in the PRC is aged and subject to legacy costs. Shengte has experienced management, skilled employees, and operations in place. The plant is in production and will be able to supply additional product to support the Company’s current distribution channels which management believes will improve distribution margins and add value by extension and expansion of the current product lines of the Company.

a)	Adjustment to record the cash used in the purchase of Shengte.

b)
Adjustment to record the purchase price of Shengte over the carrying value of the assets and liabilities has been allocated to goodwill based on management’s determination that there are no specifically identifiable intangible assets such as trademarks, agreements, contracts, customer lists, patented technology, or other such identifiable intangible assets that can be recognized as an asset apart from goodwill, per SFAS 141 paragraph 39 Appendix A.

c)
Adjustment to record the minority interest of Shengte, which has been acquired through ZhongChai, the 75% owned subsidiary of Equicap. The minority interest adjustment represents the 25% interest of Shengte that is not owned by Equicap.

d)	Adjustment to equity to eliminate the consolidated equity of Shengte.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 2 to its Current Report on Form 8-K for an event date of July 6, 2007 to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc. (Registrant)

Date: August 13, 2007	By:	/s/ David Ming He
David Ming He, Chief Financial Officer